    As filed with the Securities and Exchange Commission on January 26, 2000
                                                        Registration No. 333-

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------
                                  LYCOS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                             04-3277338
     (State or other                                        (IRS Employer
     jurisdiction of                                   Identification Number)
    incorporation or
      organization)         400-2 Totten Pond Road,
                          Waltham, Massachusetts 02451
                                 (781) 370-2700
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ----------------
                                Robert J. Davis
                                  Lycos, Inc.
                             400-2 Totten Pond Road
                          Waltham, Massachusetts 02451
                                 (781) 370-2700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                               ----------------
                                With Copies to:

         Mark H. Burnett, Esq.                   Stephen L. Burns, Esq.
        Kenneth J. Gordon, Esq.                 Cravath, Swaine & Moore
    Testa, Hurwitz & Thibeault, LLP                 Worldwide Plaza
            125 High Street                        825 Eighth Avenue
      Boston, Massachusetts 02110               New York, New York 10019
             (617) 248-7000                          (212) 474-1000

  Approximate date of commencement of proposed sale to the public: Immediately after the effective date of this registration statement.

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest investment plans, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-94051

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                               ----------------
                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------
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
                                                          Proposed Maximum
                                        Proposed Maximum     Aggregate
  Title of Shares to     Amount to be  Offering Price Per     Offering          Amount of
     be Registered       Registered(1)      Share(2)          Price(2)     Registration Fee(2)
----------------------------------------------------------------------------------------------
Common Stock, $0.01 par
 value                     1,150,000        $77.375         $88,981,250          $23,492
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

(1) Includes up to 150,000 shares of Common Stock which the Underwriters have the option to purchase from the Company to cover over-allotments, if any.
(2) Based upon the public offering price.
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

   This Registration Statement is being filed with respect to the registration of additional shares of the common stock, $.01 par value per share, of Lycos, Inc., a Delaware corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (Registration No. 333-94051) are incorporated in this Registration Statement by reference.

   The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith or incorporated by reference.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 25th day of January 2000.

                                         LYCOS, INC.

                                                    /s/ Robert J. Davis
                                         By: __________________________________
                                                      Robert J. Davis
                                               President and Chief Executive
                                                          Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             Signature                       Title                  Date
             ---------                       -----                  ----

        /s/ Robert J. Davis         President, Chief          January 25, 2000
 _________________________________   Executive Officer and
          Robert J. Davis            Director (Principal
                                     Executive Officer)

        /s/ Edward M. Philip        Chief Operating Officer   January 25, 2000
 _________________________________   and Chief Financial
          Edward M. Philip           Officer (Principal
                                     Financial and
                                     Accounting Officer)

     /s/ John M. Connors, Jr.*      Director                  January 25, 2000
 _________________________________
        John M. Connors, Jr.

       /s/ Richard H. Sabot*        Director                  January 25, 2000
 _________________________________
          Richard H. Sabot

        /s/ Daniel J. Nova*         Director                  January 25, 2000
 _________________________________
           Daniel J. Nova

         /s/ Peter A. Lund*         Director                  January 25, 2000
 _________________________________
           Peter A. Lund

*By:   /s/ Robert J. Davis
  --------------------------
       Robert J. Davis
      Attorney-in-Fact

                               INDEX TO EXHIBITS

 Exhibit
 Number  Description
 ------- -----------
  1.1+   Form of Underwriting Agreement.

  4.1#   Specimen Certificate for shares of common stock.
  5.1+   Opinion of Testa, Hurwitz & Thibeault, LLP.

 23.1*   Consent of KPMG LLP, independent accountants to Lycos, Inc.

 23.2*   Consent of KPMG LLP, independent accountants to Wired Ventures, Inc.

 23.3+   Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).

 24.1+   Power of Attorney (included on signature page).

--------
+ Incorporated by reference to our Registration Statement on Form S-3
 (Registration No. 333-94051).
# Incorporated by reference to Exhibit 4.1 to the Registration Statement on
 Form S-1 (Reg. No. 333-1354).
* Filed herewith.